===============================================================================
         TUXIS (R)
         CORPORATION
-------------------------------------------------------------------------------


         ANNUAL REPORT
         DECEMBER 31, 2001


         INDEPENDENT PUBLIC ACCOUNTANT                    AMERICAN STOCK
         TAIT, WELLER & BAKER                             EXCHANGE SYMBOL:

         11 HANOVER SQUARE                                TUX
         NEW YORK, NY 10005

         1-800-937-5449

         www.tuxis.com

===============================================================================
                                                          AMERICAN STOCK
TUXIS CORPORATION                                         EXCHANGE SYMBOL:  TUX
-------------------------------------------------------------------------------

11 HANOVER SQUARE, NEW YORK, NY 10005
www.tuxis.com


                                                                January 25, 2002

Fellow Shareholders:

         In submitting this Annual Report, we first want to express our deepest sympathy for the families and friends of those who lost their lives in the murderous attacks of September 11, 2001. We hope and pray that those responsible are brought to justice and peace comes to a troubled world.

                      TUXIS TO BECOME AN OPERATING COMPANY

         At the Company's Special Stockholders Meeting, stockholders approved a change in the nature of the Company's business so as to cease to be an investment company and amend the Company's fundamental investment restriction regarding concentration and investing in real estate. As noted in the proxy statement for the meeting, upon such approval the Company would adopt internal management and terminate the management agreement with its investment manager, CEF Advisers, Inc. Company management currently is conducting a business review, development, and acquisition program with respect to the real estate and services industries.

         Following through on these developments, in December the Board of Directors announced that the Company will devote it assets primarily to operating businesses rather than investment securities. In this connection, the Board eliminated the Company's former non-fundamental investment policy that required investment of at least 50% of its assets in municipal securities and the balance primarily in securities of selected growth companies and tax-advantaged investments. These changes, intended to clarify and emphasize that the Company's objective will be to operate businesses rather than to invest solely in securities, became effective January 1, 2002. Since the Company will likely no longer be a regulated investment company under the Internal Revenue Code, Tuxis itself probably will pay corporate income tax for 2002. These and other factors may result in the reduction or elimination of the dividend in 2002.

                          RETURNS AND DIVIDENDS IN 2001

         For the year ending December 31, 2001, the Company's total market return was a negative 4.06% on a net asset value total return of a negative 6.40%. With respect to dividends, the objective of the Company's managed 10% dividend distribution policy was to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Company's net asset value per share, although this policy may be discontinued at any time by the Board of Directors. For the twelve months ended December 31, 2001, distributions were 10.20% of average net assets with approximately 27.74% derived from net investment income and the balance from return of capital.

         Sharing your optimism about the Company's potential, management and its affiliates own approximately 18% of the Company's outstanding shares.

                                   Sincerely,






                /s/ Bassett S. Winmill               /s/ Thomas B. Winmill
                Bassett S. Winmill                   Thomas B. Winmill
                Chairman                             President

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

     PAR                                                                                    S&P          MARKET
    VALUE                                                                                 RATING          VALUE
  --------                                                                                ------         ------
              MUNICIPAL BONDS (70.39%)

              ALABAMA (2.12%)
   $250,000   Alabama Special Care Facilities Revenue Bonds, 5.00%,
              due 11/1/25...............................................................   Aaa*          $243,030
                                                                                                        ---------

              ARIZONA (5.01%)
    500,000   Phoenix General Obligation Bonds, Series A, 6.25%, due 7/1/16.............   AA+            573,700
                                                                                                        ---------

              GEORGIA (8.83%)
    400,000   Georgia State Municipal Electric Power Authority Revenue
              Bonds, Series B, 8.25%, due 1/1/11........................................   A              500,564
    500,000   Private Colleges & Universities Authority Revenue Bonds,
              Series A, 5.50%, due 11/1/24..............................................   AA             510,895
                                                                                                        ---------
                                                                                                        1,011,459
                                                                                                        ---------
              HAWAII (8.44%)
    500,000   Hawaii County General Obligation Bonds, Series A, 5.60%,
              due 5/1/13................................................................   AAA            539,520
    400,000   Honolulu City & County General Obligation Bonds, Series A,
              8.75%, due 1/1/03.........................................................   AA-            427,180
                                                                                                        ---------
                                                                                                          966,700
                                                                                                        ---------
              ILLINOIS (13.97%)
    500,000   Chicago, Illinois General Obligation Bonds, Series A,
              5.125%, due 1/1/25........................................................   AAA            486,830
    500,000   Cook County, Illinois General Obligation Bonds, Series A,
              5.00%, due 11/15/28.......................................................   AAA            474,900
    250,000   Illinois Health Facilities Authority Revenue Bonds, Series A, 5.00%,
              due 7/1/24................................................................   AAA            241,473
    125,000   Illinois Health Facilities Authority Revenue Bonds, 5.25%, due 8/1/17.....   AAA            124,271
    250,000   Illinois Health Facilities Authority Revenue Bonds, 6.75%,
              due 2/15/14...............................................................   A1*            273,747
                                                                                                        ---------
                                                                                                        1,601,221
                                                                                                        ---------
              MASSACHUSETTS (.92%)
    110,000   Massachusetts State Water Resource Revenue Bonds,
              Series B, 5.00%, due 12/1/25..............................................   AAA            105,926
                                                                                                        ---------


See accompanying notes to financial statements.    1          TUXIS CORPORATION

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

     PAR                                                                               S&P          MARKET
    VALUE                                                                            RATING          VALUE
  --------                                                                           ------         ------
              NEW MEXICO (4.28%)

   $500,000   Albuquerque, New Mexico Gross Receipts Tax Revenue Bonds,
                  Series B, 5.00%, due 7/1/18......................................   AA           $ 490,915
                                                                                                   ---------
              NEW YORK (2.34%)
    250,000   New York General Obligation Bonds, Series H, 6.00%, due 8/1/13.......   A              263,372
      5,000   City of New York General Obligation Bonds, Series D,
              7.50%, due 2/1/16....................................................   A                5,102
                                                                                                   ---------
                                                                                                     268,474
                                                                                                   ---------
              NORTH CAROLINA (2.36%)
    250,000   Charlotte, North Carolina Storm Water Fee Revenue Bonds,
              6.00%, due 6/01/20...................................................   AA+            270,090
                                                                                                   ---------
              PENNSYLVANIA (7.80%)
    500,000   Pennsylvania State Higher Education Facilities Authority Revenue
              Bonds, Series A, 5.00%, due 8/01/29..................................   AAA            473,170
    425,000   Pittsburgh &Allegheny County Public Auditorium Regonial Asset
              District Sales Tax Revenue Bond, 5.25%, due 2/01/31..................   AAA            420,291
                                                                                                   ---------
                                                                                                     893,461
                                                                                                   ---------
              SOUTH CAROLINA (1.98%)
    250,000   Piedmont Municipal Power Agency Revenue Bonds, Series A,
              4.75%, due 1/1/25....................................................   AAA            226,758
                                                                                                   ---------
              TEXAS (5.19%)
    500,000   Alvin Texas Independent School District General Obligation Bonds,
              5.25%, due 8/15/25 ..................................................   Aaa*           491,925
    100,000   San Antonio Electric &Gas Revenue Bonds, 5.50%, due 2/1/15...........   AA             103,097
                                                                                                   ---------
                                                                                                    595,022
                                                                                                   ---------
              VERMONT (2.05%)
    250,000   Vermont Educational and Health Buildings Financing Agency
              Revenue Bonds, 5.00%, due 11/01/38...................................   AA             235,393
                                                                                                   ---------
              WISCONSIN (5.10%)
    500,000   Wisconsin Clean Water Revenue Bonds, Series 1,
              6.875%, due 6/1/11...................................................   AA+            584,490
                                                                                                   ---------
                  Total Municipal Bonds (cost: $7,492,313).........................                8,066,639
                                                                                                   ---------

              *Moody's rating.

TUXIS CORPORATION        2      See accompanying notes to financial statements.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001



                                                                                                                   MARKET
    SHARES    COMMON STOCKS (29.61%)                                                                               VALUE
  ---------                                                                                                     ------------

              BEVERAGES (2.12%)
      5,000   PepsiCo, Inc..............................................................................       $   243,450
                                                                                                                ----------

              ELECTRONIC & OTHER ELECTRICAL EQUIPMENT (2.10%)
      6,000   General Electric Company..................................................................           240,480
                                                                                                                ----------
              FEDERAL & FEDERALLY-SPONSORED CREDIT AGENCIES (1.39%)
      2,000   Fannie Mae................................................................................           159,000
                                                                                                                ----------
              FIRE, MARINE & CASUALTY INSURANCE (2.20%)
        100   Berkshire Hathaway Inc. Class B*..........................................................           252,500
                                                                                                                ----------
              FOOD & KINDRED PRODUCTS (1.60%)
      4,000   Philip Morris Companies Inc...............................................................           183,400
                                                                                                                ----------
              HOTELS & MOTELS (4.32%)
     23,000   Hilton Hotels Corp........................................................................           251,160
      6,000   Marriott International, Inc. Class A......................................................           243,900
                                                                                                                ----------
                                                                                                                   495,060
                                                                                                                ----------
              INVESTMENT ADVICE (3.01%)
      5,000   Alliance Capital Management Holding L.P...................................................           241,600
      3,800   Stilwell Financial, Inc...................................................................           103,436
                                                                                                                ----------
                                                                                                                   345,036
                                                                                                                ----------
              NATIONAL COMMERCIAL BANKS (4.11%)
      5,000   Citigroup Inc.............................................................................           252,400
      6,000   J.P. Morgan Chase & Co....................................................................           218,100
                                                                                                                ----------
                                                                                                                   470,500
                                                                                                                ----------
              OIL ROYALTY TRADERS (.75%)
      9,000   San Juan Basin Royalty Trust..............................................................            86,310
                                                                                                                ----------
              PETROLEUM REFINING (1.03%)
      3,000   Exxon Mobil Corp..........................................................................           117,900
                                                                                                                ----------
              PHARMACEUTICAL PREPARATIONS (3.45%)
      4,000   Johnson & Johnson.........................................................................           236,400
      4,000   Pfizer Inc................................................................................           159,400
                                                                                                                ----------
                                                                                                                   395,800
                                                                                                                ----------
              REAL ESTATE INVESTMENT TRUSTS (2.19%)
      9,500   Mills Corp................................................................................           251,560
                                                                                                                ----------
              RETAIL - LUMBER & OTHER BUILDING MATERIALS DEALERS (1.34%)
      3,000   The Home Depot............................................................................           153,030
                                                                                                                ----------
              Total Common Stocks(cost: $3,327,389).....................................................         3,394,026
                                                                                                                ----------
              Total Investments (cost: $10,819,702) (100.00%)...........................................       $11,460,665
                                                                                                               ===========


              *Indicates non-income producing security.

See accompanying notes to financial statements.   3          TUXIS CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
   Investments at market value
     (cost: $10,819,702) (note 1) ................   $ 11,460,665
   Interest and dividends receivable .............        160,262
   Other assets ..................................          2,317
                                                     ------------
       Total assets ..............................     11,623,244
                                                     ------------

LIABILITIES:
   Demand note payable to bank (note 5) ..........      1,579,342
   Accrued expenses ..............................         72,069
   Variation margin payable ......................         25,250
                                                     ------------
         Total liabilities .......................      1,676,661
                                                     ------------

NET ASSETS: (applicable to 892,475
   shares outstanding: 1,000,000,000
   shares of $.01 par value authorized) ..........   $  9,946,583
                                                     ============

NET ASSET VALUE PER SHARE
   ($9,946,583 / 892,475 shares
   outstanding) ..................................         $11.14
                                                           ======

At December 31, 2001, net assets consisted of:
   Paid-in capital ...............................   $ 10,647,551
   Net unrealized appreciation
     on investments and futures ..................        640,197
   Accumulated net realized loss
     on investments ..............................     (1,341,165)
                                                     ------------
                                                     $  9,946,583
                                                     ============
STATEMENT OF OPERATIONS
Year Ended December 31, 2001

INVESTMENT INCOME:
   Interest ......................................   $    515,571
   Dividends .....................................         55,501
                                                     ------------
     Total investment income .....................        571,072
                                                     ------------

EXPENSES:
   Professional (note 3) .........................         59,041
   Investment management (note 3) ................         58,675
   Custodian .....................................         35,961
   Directors .....................................         34,455
   Transfer agent ................................         28,919
   Printing ......................................         25,724
   Registration (note 3) .........................          5,844
   Other .........................................          1,566
                                                     ------------
     Total operating expenses ....................        250,185
     Loan interest and fees (note 5) .............         20,070
                                                     ------------
     Total expenses ..............................        270,255
                                                     ------------
       Net investment income .....................        300,817
                                                     ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   AND FUTURES:
   Net realized loss on investments ..............       (209,827)
   Net realized loss from futures transactions ...       (698,037)
   Unrealized depreciation on investments
     and futures during the year..................       (121,017)
                                                     ------------
     Net realized and unrealized loss on
       investments ...............................     (1,028,881)
                                                     ------------
     Net decrease in net assets resulting
       from operations ...........................   $   (728,064)
                                                     ============






TUXIS CORPORATION          4    See accompanying notes to financial statements.

STATEMENTS  OF CHANGES IN NET ASSETS
For the Years Ended  December  31, 2001 and 2000

                                                                                        2001            2000
                                                                                     -----------     -----------
OPERATIONS
   Net investment income.......................................................... $    300,817    $     350,334
   Net realized gain (loss) on investments........................................     (209,827)         664,966
   Net realized loss from futures transactions....................................     (698,037)        (911,190)
   Unrealized depreciation on investments during the year.........................     (121,017)        (356,009)
                                                                                     ----------       ----------
     Net change in net assets resulting from operations...........................     (728,064)        (251,899)


DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($.67 and $.72 per share, respectively)..........     (575,271)        (589,142)
   Tax return of capital distributions ($.59 and $.73 per share, respectively)....     (509,213)        (594,797)


CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions
     (46,618 and 46,709 shares, respectively).....................................      519,930          533,520
                                                                                     ----------       ----------


         Total change in net assets ..............................................   (1,292,618)        (902,318)
                                                                                     ----------       ----------


NET ASSETS:
   Beginning of year..............................................................   11,239,201       12,141,519
                                                                                     ----------       ----------
   End of year....................................................................  $ 9,946,583      $11,239,201
                                                                                    ===========      ===========


See accompanying notes to financial statements.    5          TUXIS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

(1) Tuxis Corporation (the "Company"), a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, although it may seek to de-register in 2002. The Company's shares are listed on the American Stock Exchange, Inc. The investment objective of the Company, which is non-fundamental and may be changed by the Board of Directors without shareholder approval, is to provide an attractive level of long term total return on an after tax basis, consisting of current income and capital appreciation. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts on securities purchased and amortized over the life of the respective securities are amortized. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Company complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. The Company may not so comply or distribute in 2002 or later years. At December 31, 2001, the Company had an unused capital loss carryforward of approximately $1,366,400 of which $115,000 expires in 2002 and $1,251,400 expires in 2009. Based on Federal income tax cost of $10,819,702, gross unrealized appreciation and gross unrealized depreciation was $830,665 and $189,703, respectively at December 31, 2001.

(3) The Company retained CEF Advisers, Inc. ("CEF") as its Investment Manager. Under the terms of the investment management agreement, CEF received a management fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 0.60% of the first $500 million and 0.50% over $500 million of the Company's net assets. The fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Company are officers and directors of CEF. The Company reimbursed CEF $9,419 for providing certain administrative services at cost for the year ended December 31, 2001. Pursuant to approval of stockholders at a special meeting as adjourned to November 7, 2001, the investment management agreement with CEF was terminated effective at the end of business on November 30, 2001. Commencing December 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year, which may be changed from time to time at the discretion of the Board of Directors.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $4,267,080 and $4,107,827, respectively, for the year ended December 31, 2001.

TUXIS CORPORATION                      6

The Company has entered into an arrangement with its custodian whereby interest earned on cash balances is used to offset a portion of the Company's expenses.

(5) The Company has a committed bank line of credit. At December 31, 2001, there was $1,579,342 outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2001, the weighted average interest rate was 3.92% based on the balances outstanding during the period and the weighted average amount outstanding was $483,681.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2001 and 2000 was as follows:

                                       2001            2000
                                    ----------      ----------
Distributions paid from:
  Ordinary income                   $  293,359      $  287,273
  Tax exempt income                    281,912         301,869
  Return of capital                    509,213         594,797
                                    ----------      ----------
                                    $1,084,484      $1,183,939
                                    ==========      ==========

                               7                              TUXIS CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                                              YEARS ENDED DECEMBER 31,
                                                                  ----------------------------------------------
                                                                    2001      2000       1999     1998     1997
                                                                  -------   -------    -------   ------  -------
PER SHARE DATA*
Net asset value at beginning of year ..........................   $ 13.29   $ 15.19    $ 16.54  $ 16.74  $ 16.41
                                                                  -------   -------    -------   ------  -------
Income from investment operations:
   Net investment income ......................................        67       .43        .40      .57      .58
   Net realized and unrealized gain (loss) on investments .....     (1.56)     (.88)      (.15)     .57      .59
                                                                  -------   -------    -------  -------  -------
     Total from investment operations .........................      (.89)     (.45)      (.25)    1.14     1.17
                                                                  -------   -------    -------  -------  -------
Less distributions:
   Distributions to shareholders ..............................      (.67)     (.72)      (.63)   (1.12)    (.86)
   Tax return of capital to shareholders ......................      (.59)     (.73)      (.97)    (.22)      --
                                                                  -------   -------    -------  -------  -------
     Total distributions ......................................     (1.26)    (1.45)     (1.60)   (1.34)    (.84)
                                                                  -------   -------    -------  -------  -------
Net asset value at end of year ................................   $ 11.14   $ 13.29    $ 15.19  $ 16.54  $ 16.74
                                                                  =======   =======    =======  =======  =======

Per share market value at end of year .........................   $  9.88   $ 11.50    $ 11.50  $ 16.38  $ 14.88
                                                                  =======   =======    =======  =======  =======

TOTAL RETURN ON NET ASSET VALUE BASIS .........................     (6.40)%    (.86)%     4.01%    7.40%    8.17%
                                                                  =======   =======    =======  =======  =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ........................     (4.06)%   13.31%    (20.46)%  19.66%   (9.73)%
                                                                  =======   =======    =======  =======  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ...................   $ 9,947   $11,239    $12,142  $12,512  $12,139
                                                                  =======   =======    =======  =======  =======
Average net assets ............................................   $10,628   $11,412    $11,786  $12,295  $11,739
                                                                  =======   =======    =======  =======  =======
Ratio of expenses before loan interest and nonrecurring expenses     2.35%     1.97%      1.70%    1.86%    1.68%
                                                                  =======   =======    =======  =======  =======
Ratio of total expenses to average net assets (b) .............      2.54%     2.16%      1.82%    1.89%    1.70%
                                                                  =======   =======    =======  =======  =======
Ratio of net investment income to average net assets ..........      2.83%     3.07%      2.61%    3.40%    3.53%
                                                                  =======   =======    =======  =======  =======
Portfolio turnover rate .......................................        38%      116%        98%      26%      43%
                                                                  =======   =======    =======  =======  =======


* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**   Annualized

(a) The Company has calculated total return on market value basis based on purchases and sales of shares of the Company at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.

(b) Ratio after the reduction of custodian fees under a custodian agreement was 1.77%, 1.85% and 1.68% for the years ended December 31, 2000, 1999, 1998 and 1997, respectively.

TUXIS CORPORATION                 8

-------------------------------------------------------------------------------

                         RESULTS OF THE SPECIAL MEETING

The Company's special meeting of stockholders was held on October 31, 2001 and adjourned to November 7, 2001.

                                                                Votes For     Votes Against      Abstentions
                                                                ---------     -------------      -----------
1.     To change the nature of the Company's
       business so as to cease to be an
       investment company                                        448,496          187,025            39,739
2A.    To amend the Company's policy
       regarding concentration                                   453,610          173,161            24,484
2B.    To amend the Company's policy regarding
       real estate investment                                    457,880          168,830            24,545
3A.    To amend Article VIIIof the Company's
       Articles of Incorporation                                 466,705          171,145            37,410
3B.    To amend Article XII of the Company's
       Articles of Incorporation                                 472,114          164,470            38,676


-------------------------------------------------------------------------------

                          RESULTS OF THE ANNUAL MEETING

The Company's annual meeting was held on December 18, 2001.

1.     To elect the following directors to serve as follows:

Director                 Class        Term      Expiring        Votes For      Votes Withheld
--------                 -----       ------     --------        ---------      --------------
George B. Langa           III        4 years      2005           594,428           81,739
Peter K. Werner           IV         5 years      2006           594,628           81,538
Thomas B.Winmill          IV         5 years      2006           594,570           81,596

Directors whose term of office continued after the meeting are Robert D. Anderson, Russell E. Burke III, David R. Stack, and Bassett S. Winmill.

2. To ratify the selection of Tait, Weller & Baker as the Company's independent public accountant.

                         Votes For             Votes Against          Abstentions          Unvoted
                         ---------             -------------          -----------          -------
                          591,797                  48,822                35,547             201,020

-------------------------------------------------------------------------------

The Company's annual meeting of stockholders for the current year has been scheduled for October 1, 2002. Accordingly, the deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is July 1, 2002, pursuant to Rule 14a-8(e)2 of the 1934 Act. The date after which notice of a stockholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely is August 1, 2002, as established by the Company's By-Laws, as amended December 13, 2000.

                                 9                            TUXIS CORPORATION

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.


-------------------------------------------------------------------------------
                                 PRIVACY POLICY

Tuxis Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

TUXIS CORPORATION                  10

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Tuxis Corporation:

We have audited the accompanying statement of assets and liabilities of Tuxis Corporation, including the schedule of portfolio investments as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tuxis Corporation as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 18, 2002

-------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS

 DIRECTORS                                 OFFICERS

 BASSETT S. WINMILL                        BASSETT S. WINMILL
 Chairman                                  Chairman, Chief Executive Officer

 Robert D. Anderson                        THOMAS B. WINMILL, Esq.
 Vice Chairman                             President

 RUSSELL E. BURKE, III *                   MARION E. MORRIS
 GEORGE B. LANGA*                          Senior Vice President
 DAVID R. STACK *
 PETER K. WERNER*                          WILLIAM G. VOHRER
 THOMAS B. WINMILL, ESQ.                   Treasurer

                                           MONICA PELAEZ, Esq.
                                           Vice President, Secretary
 *Member, Audit Committee
                                           HEIDI KEATING
                                           Vice President




                              11                              TUXIS CORPORATION

TUXIS CORPORATION
-----------------
11 HANOVER SQUARE

NEW YORK, NY 10005







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TUX-AR-12/01